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                                                                   EXHIBIT 99.32

Date                                   1/20/2005
Deal Size                         $1,791,661,000
Lead                                          ML
Originator[s]                                WMC
Servicer[s]                             Wilshire
Raters                               Moody's/S&P

Agency Conforming                          70.43%
Non Conforming                             29.57%
Prefunding (if any)                            0
No Of Loans                                10434
Average Loan Size                         177574
WAC                                         6.99%
WA LTV                                     82.07%
% First Lien                               91.47%
% Owner Occ                                94.62%
% Purchase                                 48.10%
% Cash Out                                 37.14%
% Full Doc                                 55.28%
% Reduced/Limited Doc                      30.17%
% Stated Income                            14.54%
% No Docs                                   0.01%
WA FICO                                   644.00%
FICO Range                            500 to 806

Floating Rate Mortgages                     0.12%
Fixed Rate                                 25.94%
2/28 Float                                 49.70%
3/27 Float                                  3.71%
5/25 Float                                  3.23%
IO Mortgages                               17.30%

Loans < 100k                               11.25%
Loans < 75k                                 6.66%
Loans > 350k                               28.66%
Loans > 500k                                8.69%
Loans > 750k                                0.52%

Average DTI                                40.27%
DTI 40-45%                                 23.98%
DTI 45-50%                                 45.02%
DTI 50-55%                                  8.41%
DTI > 55%                                   0.84%

California                                 58.23%
North California                           45.18%
South California                           13.05%
Florida                                     4.14%
Illinois                                    2.65%
Michigan                                    0.70%
Texas                                       2.90%
Colorado                                    0.91%
New York                                    5.17%
New Jersey                                  1.93%
Virginia                                    3.45%
Washington                                  1.26%
Mass                                        0.98%

Single Prop                                70.84%
PUD                                        13.36%
2-4 Family                                  6.41%
Condo                                       8.85%
MH                                          0.53%

Fico < 600                                 20.95%
Fico < 580                                 13.05%
Fico < 560                                  7.95%
Below 520                                   1.74%
521 - 540                                   2.60%
541 - 560                                   3.85%
561 - 580                                   5.34%
581 - 600                                   8.03%
601 - 620                                  10.93%
621 - 640                                  14.43%
641 - 660                                  16.25%
661 - 680                                  12.05%
681 - 700                                   8.46%
701 - 720                                   6.53%
721 - 740                                   3.93%
Above 740                                   5.85%

<=50                                        1.64%
50.01-55                                    0.60%
55.01-60                                    1.02%
60.01-65                                    2.25%
65.01-70                                    4.05%
70.01-75                                    6.93%
75.01-80                                   45.82%
80.01-85                                    8.74%
85.01-90                                   12.48%
90.01-95                                    7.95%
95.01-100                                   8.54%
> 100%                                      0.00%
> 80%                                      37.71%
> 90%                                      16.49%

Average Seasoning                        6 Months
% > 3 Months                                            100%
Mortgage Insurance If Any                      No
MI Providers
excess spread - AVE 1ST YR

31-60 Day Past                                         1.49%